NEWS RELEASE T. ROWE PRICE CEO AND PRESIDENT JAMES A.C. KENNEDY TO RETIRE IN 2016 Firm Names Head of Global Equity Bill Stromberg as Successor Baltimore: May 6, 2015 NEWS The Board of Directors of T. Rowe Price Group (NASDAQ-GS: TROW) today announced that James A.C. Kennedy, CEO and president and chair of the firm’s Management Committee, has decided to step down from those roles, effective December 31, 2015. He will retire from the firm at the company’s Annual Meeting on April 27, 2016, following a highly successful 38-year career with the firm, the last nine as CEO and president. William J. Stromberg, a 28-year veteran of the company who is currently head of Global Equity and Global Equity Research and a member of the firm’s Management Committee, will succeed Jim. Bill will become president and CEO and chair of the Management Committee, effective January 1, 2016. He will also join the Board of Directors at that time. As part of the transition, Eric L. Veiel, a director of Equity Research–North America and a member of the U.S. Equity Steering Committee, will become head of U.S. Equity and chair of the U.S. Equity Steering Committee, effective January 1, 2016. He will also join the Management Committee at that time. QUOTES Brian C. Rogers, Chairman and Chief Investment Officer “Jim’s long and distinguished career at T. Rowe Price spans nearly four decades of unprecedented change in financial markets and the firm. Importantly, he has always put our clients’ interests first, while ensuring that we take care of our most important asset, our people. Jim’s passion for attracting, developing, and retaining a deep and diverse group of talented associates, and his determination in striving for continuous improvement, are hallmarks of his career. Having become CEO and president in January 2007, just months before the onset of the global financial crisis, his leadership helped T. Rowe Price emerge from the downturn in remarkably good shape. He has also shown a strong commitment to our communities.” “The Board of Directors has tremendous confidence in Bill. His appointment as president and CEO will be the culmination of a thoughtful and planned transition of leadership at T. Rowe Price, and testament to Bill’s career success and proven leadership abilities. Throughout his 28-year career with the firm, he has consistently demonstrated his abilities as a talented investor, principled decision maker, and highly effective leader. He has been a member of the Management Committee since 2007 and has considerable experience in the management of the company as we have grown globally. We are extremely proud of his commitment to our clients and the outstanding investment results generated during his tenure as head of our equity business. Bill has the respect of everyone in the organization.” William J. Stromberg, Head of Global Equity and Global Equity Research “Jim’s career contributions to our clients, associates, and shareholders have been truly extraordinary. He has been a role model and mentor to me for many years and I will be honored to succeed him and serve as president and CEO. I am very proud of our talented associates and look forward to continuing to work with them to deliver excellent investment performance and client service while we expand our business globally.”

“With broad experience as an equity analyst, a portfolio manager, and a director of equity research, Eric has developed the perspective and leadership skills required to thrive as head of U.S. Equity. He has played an increasingly influential role in guiding our equity management process, which has prepared him well to take on his new responsibilities. Working together with his fellow Director of Research Jason Polun, Eric has done an excellent job of working with our sector teams, enhancing key research processes, and strengthening our recruiting efforts. The quality of his experiences, his high integrity, and the agility he has shown give us tremendous confidence that he will succeed. As I have been, Eric will be supported by a strong U.S. Equity Steering Committee whose members average 22 years of experience with T. Rowe Price.” James A.C. Kennedy, CEO and President “T. Rowe Price is one of the premier investment management organizations in the world, with extremely impressive talent around the globe and increasingly broad investment and client service capabilities. I am particularly proud of our efforts over the years to maintain and grow the strength of our investment divisions, to continue delivering strong investment performance for our clients, and to broaden our diverse talent base across the organization. The company has evolved tremendously since I started in 1978 and I am extremely confident that the firm will move forward from a position of strength. Our collaborative, client-focused culture has never been stronger.” “Bill and I have worked closely together for nearly 28 years and I am proud that he will succeed me as president and CEO. I have the utmost confidence that under his leadership and stewardship, we will sustain and enhance our stellar reputation and that our clients, associates, and stockholders will continue to be well served in the years ahead.” BACKGROUND ON JAMES A.C. KENNEDY, CFA Jim, 61, joined T. Rowe Price in 1978 as an equity analyst, after earning his M.B.A. from the Stanford Graduate School of Business. He transitioned to management in 1987, becoming director of Equity Research. Jim was elected to the T. Rowe Price Group Board of Directors in 1996, named director of Equity in 1997, and joined the Management Committee in 2000. He became CEO and president in 2007. BACKGROUND ON WILLIAM J. STROMBERG, CFA Bill, 55, joined T. Rowe Price in 1987 as an equity analyst, after earning his M.B.A. from the Tuck School of Business at Dartmouth. His success as an analyst led to him serving as the original portfolio manager of the U.S. Dividend Growth Equity Strategy from the end of 1992 to March 2000. He became associate director of Equity Research in 1997, director of Equity Research in 1999, and director of Global Equity Research in 2004. Bill was named co-director of Equity in 2005, director of Equity in 2007, and head of Global Equity in 2009. He also currently serves as head of U.S. Equity and chair of the U.S. Equity Steering Committee. Bill joined the Management Committee in 2007. BACKGROUND ON ERIC L. VEIEL, CFA Eric, 43, has 16 years of investment experience and is a 10-year veteran of T. Rowe Price. He is currently a director of Equity Research–North America and a co-portfolio manager of the U.S. Structured Research Equity Strategy. Previously, he covered a wide range of financial services companies as an analyst. In 2010 he became portfolio manager of the Financial Services Equity Strategy and financial services sector team leader. Eric holds an M.B.A. from the Washington University, John M. Olin School of Business. ABOUT T. ROWE PRICE Founded in 1937, Baltimore-based T. Rowe Price Group, Inc. (troweprice.com) is a global investment management organization with $772.7 billion in assets under management as of March 31, 2015. The organization provides a broad array of mutual funds, subadvisory services, and separate account management for individual and institutional investors, retirement plans, and financial intermediaries. The company also offers sophisticated investment planning and guidance tools. T. Rowe Price’s disciplined, risk-aware investment approach focuses on diversification, style consistency, and fundamental research. The strategies, products and services mentioned are offered via subsidiaries of T. Rowe Price Group, Inc. This does not constitute a distribution, an offer, an invitation, recommendation or solicitation to sell or buy any securities in any jurisdiction. T. ROWE PRICE, INVEST WITH CONFIDENCE and the Bighorn Sheep design are, collectively and/or apart, trademarks or registered trademarks of T. Rowe Price Group, Inc. in the United States, European Union, and other countries. ### CONTACT T. ROWE PRICE, PUBLIC RELATIONS Brian Lewbart 410-345-2242 brian_lewbart@troweprice.com Kylie Muratore 410-345-2533 kylie_muratore@troweprice.com Ed Giltenan 410-345-3437 edward_giltenan@troweprice.com Bill Benintende 410-345-3482 bill_benintende@troweprice.com